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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                FORM 8-K (12g-3)

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 4, 2003

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                           Waccamaw Bankshares, Inc.

         North Carolina                          52-2329563
    (State of incorporation)          (I.R.S. Employer Identification No.)

   110 North J.K. Powell Boulevard, Whiteville, North Carolina    28472-3008
            (Address of principal executive offices)              (Zip Code)

                  Issuer's telephone number: (910) 641-0044

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              This document contains 2 pages, excluding exhibits.

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ITEM 5. OTHER EVENTS

     The purpose of this Current Report on Form 8-K is to announce Waccamaw Bankshares, Inc. 6 for 5 stock dividend payable to shareholders.

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EXHIBIT INDEX

Exhibit 99 Waccamaw Bankshares, Inc. 6 for 5 stock dividend


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                                   SIGNATURES

         According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on August 4, 2003.

                                                 WACCAMAW BANKSHARES, INC.

Date: August 4, 2003                                    /s/ James G. Graham
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                                                 By:   James G. Graham
                                                 Its:  President & CEO